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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                FEBRUARY 7, 2002


                                    001-13836
                            (Commission File Number)

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                             TYCO INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)


              BERMUDA                              NOT APPLICABLE
  (Jurisdiction of Incorporation)         (IRS Employer Identification Number)


  THE ZURICH CENTRE, SECOND FLOOR, 90 PITTS BAY ROAD, PEMBROKE, HM 08, BERMUDA
              (Address of registrant's principal executive office)

                                  441-292-8674
                         (Registrant's telephone number)

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ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

              (c) Exhibits

              99.1 Tyco International Ltd. Projected Cash Roll Forward Schedule - Tyco Industrial (Excluding Tyco Capital), dated as of February 7, 2002

ITEM 9.       REGULATION FD DISCLOSURE.

         On February 7, 2002, Tyco International Ltd. made available to the public the information attached to this Form 8-K as Exhibit 99.1.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TYCO INTERNATIONAL LTD.


                                   By: /s/ MARK H. SWARTZ
                                   ------------------------------------
                                   Mark H. Swartz
                                   Executive Vice President and
                                       Chief Financial Officer
                                   (Principal Accounting and Financial Officer)

Dated:  February 7, 2002


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                                  EXHIBIT INDEX

            EXHIBIT
            NUMBER               DESCRIPTION
            -------              -----------
             99.1                Tyco International Ltd. Projected Cash Roll
                                 Forward Schedule - Tyco Industrial (Excluding
                                 Tyco Capital), dated as of February 7, 2002


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